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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) - January 15, 1998
                                                         ----------------

                             PPG INDUSTRIES, INC.
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            (Exact name of Registrant as specified in its charter)



Pennsylvania                        1-1687                         25-0730780
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(State or Other            (Commission File Number)              (IRS Employer
jurisdiction                                                      Identification
incorporation)                                                    No.)





One PPG Place, Pittsburgh, Pennsylvania                               15272
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(Address of principal executive offices)                            (Zip Code)




       Registrant's telephone number, including area code: 412/434-3131
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                                Not Applicable
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         (Former name or former address, if changed since last report)
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Item 5. Other Events
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     On January 15, 1998, PPG Industries, Inc. made public the information attached hereto as Exhibit 99, which Exhibit is incorporated by reference herein.

                                   SIGNATURE
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                        PPG INDUSTRIES, INC.
                                                        --------------------
                                                            (Registrant)


                                                        /s/ William H. Hernandez
                                                        --------------------
                                                        William H. Hernandez
                                                        Senior Vice President,
                                                          Finance

Date:  January 16, 1998
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